                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549



                                       FORM 8-K

                              CURRENT REPORT PURSUANT TO
                              SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT:  DECEMBER 8, 1997


                        DAYTON HUDSON RECEIVABLES CORPORATION
                (Exact name of registrant as specified in its charter)

                                      Minnesota
                    (State or other jurisdiction of incorporation)



         0-26930                                 41-1812153
  (Commission File Number)        (I.R.S. Employer Identification Number)




                        Dayton Hudson Receivables Corporation
                                80 South Eighth Street
                                14th Floor, Suite 1401
                             Minneapolis, Minnesota 55402
                                    (612)370-6530
                 (Address, including Zip Code, and Telephone Number,
           Including Area Code, of Registrant's Principal Executive Office)



                                  Page 1 of 85 Pages
                         The Exhibit Index Appears on Page 3

ITEM 5:  OTHER EVENTS

On October 15, 1997, the Company entered into a Series 1997-1 Supplement to Pooling and Servicing Agreement, dated as of September 13, 1995 (the "Agreement"). The Agreement defines the rights of the holders of both the Class A Asset Backed Certificates, 6.25% Series 1997-1 and the Class B Asset Backed Certificates, Series 1997-1, issued by the Dayton Hudson Credit Card Master Trust on October 15, 1997. The Agreement is filed as Exhibit 4.3 to the Report.

The Monthly Servicer's Certificates for the Monthly Period ended November 1, 1997 and the Monthly Certificateholders' Statements for the Monthly Period ended November 1, 1997, with respect to the Class A Asset Backed Certificates, 6.10% Series 1995-1, the Class B Asset Backed Certificates, Series 1995-1, the Class A Asset Backed Certificates, 6.25% Series 1997-1 and the Class B Asset Backed Certificates, Series 1997-1, issued by the Dayton Hudson Credit Card Master Trust, were delivered to the Trustee on November 20, 1997, and the Monthly Certificateholders' Statements were then distributed to Certificateholders on November 25, 1997.

The above described Monthly Servicer's Certificates are filed as Exhibits 20.1 and 20.3 to this Report. The above described Monthly Certificateholders' Statements are filed as Exhibits 20.2 and 20.4 to this Report.


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 8, 1997

                             DAYTON HUDSON RECEIVABLES CORPORATION


                             By:            /s/ Stephen C. Kowalke

                             Name:          Stephen C. Kowalke
                             Title:         Vice President and Treasurer

                                    EXHIBIT INDEX


                                                             SEQUENTIALLY
 EXHIBIT NUMBER                   DESCRIPTION               NUMBERED PAGE
 --------------                   -----------               -------------
           4.3             Series 1997-1 Supplement
                           dated October 15, 1997 to              4
                           Pooling and Servicing
                           Agreement dated September
                           13, 1995.

            20.1           Series 1995-1 Monthly                  70
                           Servicer's Certificate
                           for the Monthly Period
                           ended November 1, 1997.

            20.2           Series 1995-1 Monthly                  72
                           Certificateholders'
                           Statement for the Monthly
                           Period ended November 1,
                           1997.

            20.3           Series 1997-1 Monthly                  78
                           Servicer's Certificate
                           for the Monthly Period
                           ended November 1, 1997.

            20.4           Series 1997-1 Monthly                  80
                           Certificateholders'
                           Statement for the Monthly
                           Period ended November 1,
                           1997.